Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


     In connection with the Report of Competitive Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended April 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John B. Nano, Chairman, President, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              /s/ John B. Nano
                              ----------------
                              John B. Nano
                              Chairman, President, Chief Executive Officer, Interim Chief Financial Officer and Director June 13, 2007

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